Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1416

                American Innovation Leaders Portfolio, Series 4

                        INVESCO UNIT TRUSTS, SERIES 1417

                        Global Technology Leaders 2014-2


                         Supplement to the Prospectuses

            On April 2, 2014, holders of Google Class A shares received shares of Google Class C capital stock on a one-for-one basis. Notwithstanding anything to the contrary in the prospectus, as a result of this issuance your Portfolio now holds, and will continue to purchase, shares of both Google Class A and Google Class C stock.

Supplement Dated:                                                  April 4, 2014